Exhibit 99.1
Integra LifeSciences Holdings Corporation
Unaudited Pro Forma Consolidated Financial Information

On July 1, 2015, Integra LifeSciences Holdings Corporation (“Integra” or the "Company") completed the previously announced separation (the "Separation") of SeaSpine Holdings Corporation (“SeaSpine”) from the Company. SeaSpine was formed to operate the Company's business of developing, marketing, and selling spinal fusion hardware and orthobiologics. The Separation was completed via a tax-free dividend involving the distribution on July 1, 2015 (the “Distribution Date”) of all of the outstanding shares of SeaSpine common stock to holders of record of the Company’s common stock as of 5:00 p.m., Eastern Time, on June 19, 2015 (the “Record Date”). On the Distribution Date, the Company distributed to its stockholders as of the Record Date one share of SeaSpine common stock for every three shares of the Company’s common stock held by such holders (the “Distribution”). As a result of the Distribution, SeaSpine is now an independent public company trading under the symbol “SPNE” on the NASDAQ Global Select Market.
The following unaudited pro forma consolidated statements of operations of Integra for the six months ended June 30, 2015 and 2014, the three months ended March 31, 2015 and for each of the years ended December 31, 2014, 2013, and 2012 are presented as if the Distribution had occurred as of January 1, 2012. The following unaudited pro forma consolidated balance sheet of Integra as of March 31, 2015 assumes that the Distribution occurred on March 31, 2015.
The statements are presented based on information currently available, are intended for informational purposes only, and do not purport to represent what Integra's financial position and results of operations actually would have been had the Distribution occurred on the dates indicated, or to project Integra's financial performance for any future period. Beginning in the third quarter of 2015, SeaSpine's historical financial results for periods prior to the Distribution will be reflected in Integra's consolidated financial statements as discontinued operations.
The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Integra's Form 10-K for the year ended December 31, 2014 and (ii) the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Integra's Form 10-Q for the quarterly period ended June 30, 2015.
The Historical column in the Unaudited Pro Forma Consolidated Statements of Operations and in the Unaudited Pro Forma Consolidated Balance Sheet reflects Integra's historical financial statements for the periods presented and does not reflect any adjustments related to the Distribution and related events.
The unaudited pro forma consolidated financial statements were prepared in accordance with Article 11 of Regulation S-X using the assumptions set forth in the notes to the unaudited pro forma consolidated financial statements. The information in the SeaSpine Separation column in the Unaudited Pro Forma Consolidated Statements of Operations was derived from the annual and interim combined financial statements included in SeaSpine's Form 10 and was adjusted to represent the effect of discontinued operations of SeaSpine by excluding allocated corporate costs and replacing those allocated costs with corporate costs based on direct consumption by SeaSpine, with any related tax effects. The information in the SeaSpine Separation column in the Unaudited Pro Forma Consolidated Balance Sheet was derived from the condensed combined balance sheet reported in SeaSpine's Form 10 and represents the effect of the distribution of SeaSpine, including the impact from the current and deferred tax assets and liabilities in connection with the SeaSpine distribution and the anticipated transfer of current and deferred tax assets and liabilities in accordance with tax matters agreement.
The Pro Forma Adjustments column in the Unaudited Pro Forma Consolidated Statements reflects pro forma adjustments which are further described in the accompanying notes.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2015
(In thousands, except per share amounts)

	Historical	SeaSpine Separation	Pro Forma Adjustments	Note	Pro Forma Integra Continuing Operations

Total revenue, net	$477,743	$65,775	$3,239	(1)	$415,207

Costs and expenses:
Cost of goods sold	173,261	26,028	3,239	(1)	150,472
Research and development	26,447	3,356	—		23,091
Selling, general and administrative	240,654	48,071	—		192,583
Intangible asset amortization	6,639	3,163	—		3,476
Total costs and expenses	447,001	80,618	3,239		369,622

Operating income (loss)	30,742	(14,843)	—		45,585

Interest income	13	17	—		(4)
Interest expense	(10,963)	(23)	—		(10,940)
Other income (expense), net	397	(760)	—		1,157
Income (loss) before income taxes	20,189	(15,609)	—		35,798

Income tax expense (benefit)	6,807	(5,239)	—		12,046

Net income (loss)	$13,382	$(10,370)	$—		$23,752

Net income (loss) per common share:
Basic	$0.41				$0.72
Diluted	$0.40				$0.71

Weighted average common shares outstanding:
Basic	32,884				32,884
Diluted	33,644				33,644

See accompanying notes to unaudited pro forma consolidated financial statements.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2015
(In thousands, except per share amounts)

	Historical	SeaSpine Separation	Pro Forma Adjustments	Note	Pro Forma Integra Continuing Operations

Total revenue, net	$233,665	$32,314	$1,183	(1)	$202,534

Costs and expenses:
Cost of goods sold	86,722	12,684	1,183	(1)	75,221
Research and development	12,556	1,477	—		11,079
Selling, general and administrative	114,064	20,799	—		93,265
Intangible asset amortization	3,535	1,806	—		1,729
Total costs and expenses	216,877	36,766	1,183		181,294

Operating income (loss)	16,788	(4,452)	—		21,240

Interest income	5	—	—		5
Interest expense	(5,492)	(20)	—		(5,472)
Other income (expense), net	1,316	(701)	—		2,017
Income (loss) before income taxes	12,617	(5,173)	—		17,790

Income tax expense (benefit)	4,233	(1,825)	—		6,058

Net income (loss)	$8,384	$(3,348)	$—		$11,732

Net income (loss) per common share:
Basic	$0.26				$0.36
Diluted	$0.25				$0.35

Weighted average common shares outstanding:
Basic	32,736				32,736
Diluted	33,342				33,342

See accompanying notes to unaudited pro forma consolidated financial statements.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2014
(In thousands, except per share amounts)

	Historical	SeaSpine Separation	Pro Forma Adjustments	Note	Pro Forma Integra Continuing Operations

Total revenue, net	$446,410	$69,052	$2,762	(1)	$380,120

Costs and expenses:
Cost of goods sold	169,359	28,095	2,762	(1)	144,026
Research and development	26,312	3,897	—		22,415
Selling, general and administrative	223,591	34,322	—		189,269
Intangible asset amortization	6,018	2,777	—		3,241
Total costs and expenses	425,280	69,091	2,762		358,951

Operating income (loss)	21,130	(39)	—		21,169

Interest income	120	4	—		116
Interest expense	(10,524)	—	—		(10,524)
Other income (expense), net	435	(31)	—		466
Income (loss) before income taxes	11,161	(66)	—		11,227

Income tax expense (benefit)	4,130	(197)	—		4,327

Net income	$7,031	$131	$—		$6,900

Net income per common share:
Basic	$0.22				$0.21
Diluted	$0.21				$0.21

Weighted average common shares outstanding:
Basic	32,336				32,336
Diluted	32,796				32,796

See accompanying notes to unaudited pro forma consolidated financial statements.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2014
(In thousands, except per share amounts)

	Historical	SeaSpine Separation	Pro Forma Adjustments	Note	Pro Forma Integra Continuing Operations

Total revenue, net	$928,305	$137,808	$6,220	(1)	$796,717

Costs and expenses:
Cost of goods sold	352,801	56,075	6,220	(1)	302,946
Research and development	51,596	8,037	—		43,559
Selling, general and administrative	445,967	70,422	—		375,545
Intangible asset amortization	12,400	5,590	—		6,810
Total costs and expenses	862,764	140,124	6,220		728,860

Operating income (loss)	65,541	(2,316)	—		67,857

Interest income	168	—	—		168
Interest expense	(21,967)	—	—		(21,967)
Other expense, net	(763)	(271)	—		(492)
Income (loss) before income taxes	42,979	(2,587)	—		45,566

Income tax expense (benefit)	8,975	(296)	—		9,271

Net income (loss)	$34,004	$(2,291)	$—		$36,295

Net income (loss) per common share:
Basic	$1.05				$1.12
Diluted	$1.03				$1.10

Weighted average common shares outstanding:
Basic	32,432				32,432
Diluted	32,960				32,960

See accompanying notes to unaudited pro forma consolidated financial statements.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013
(In thousands, except per share amounts)

	Historical	SeaSpine Separation	Pro Forma Adjustments	Note	Pro Forma Integra Continuing Operations

Total revenue, net	$836,214	$147,314	$7,932	(1)	$696,832

Costs and expenses:
Cost of goods sold	327,045	55,429	7,932	(1)	279,548
Research and development	52,088	9,466	—		42,622
Selling, general and administrative	407,802	75,612	—		332,190
Intangible asset amortization	12,697	5,598	—		7,099
Goodwill impairment charge	46,738	46,738			—
Total costs and expenses	846,370	192,843	7,932		661,459

Operating (loss) income	(10,156)	(45,529)	—		35,373

Interest income	443	64	4,554	(2)	4,933
Interest expense	(19,788)	(4,617)	(4,554)	(2)	(19,725)
Other expense, net	(1,801)	(6)	—		(1,795)
(Loss) income before income taxes	(31,302)	(50,088)	—		18,786

Income tax benefit	(10,235)	(6,994)	—		(3,241)

Net (loss) income	$(21,067)	$(43,094)	$—		$22,027

Net (loss) income per common share:
Basic	$(0.74)				$0.78
Diluted	$(0.74)				$0.76

Weighted average common shares outstanding:
Basic	28,416				28,416
Diluted	28,416				28,802

See accompanying notes to unaudited pro forma consolidated financial statements.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
(In thousands, except per share amounts)

	Historical	SeaSpine Separation	Pro Forma Adjustments	Note	Pro Forma Integra Continuing Operations

Total revenue, net	$830,871	$147,870	$8,894	(1)	$691,895

Costs and expenses:
Cost of goods sold	314,427	54,934	8,894	(1)	268,387
Research and development	51,012	11,843	—		39,169
Selling, general and administrative	373,114	79,380	—		293,734
Intangible asset amortization	18,536	5,716	—		12,820
Total costs and expenses	757,089	151,873	8,894		614,110

Operating income (loss)	73,782	(4,003)	—		77,785

Interest income	1,205	123	7,852	(2)	8,934
Interest expense	(22,237)	(7,919)	(7,852)	(2)	(22,170)
Other expense, net	(721)	(403)	—		(318)
Income (loss) before income taxes	52,029	(12,202)	—		64,231

Income tax expense (benefit)	10,825	(5,199)			16,024

Net income (loss)	$41,204	$(7,003)	$—		$48,207

Net income (loss) per common share:
Basic	$1.46				$1.71
Diluted	$1.44				$1.69

Weighted average common shares outstanding:
Basic	28,232				28,232
Diluted	28,516				28,516

See accompanying notes to unaudited pro forma consolidated financial statements.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2015
(In thousands, except par value and share amounts)

	Historical	SeaSpine Separation	Pro Forma Adjustments	Note	Pro Forma Integra Continuing Operations
Assets:
Cash and cash equivalents	$79,871	$—	$(47,000)	(3)	$32,871
Accounts receivable, net	126,785	20,032	—		106,753
Inventories, net	233,043	47,237	—		185,806
Deferred tax assets	58,293	27,716	—		30,577
Prepaid expenses and other current assets	23,958	1,564	—		22,394
Total current assets	521,950	96,549	(47,000)		378,401
Property, plant & equipment, net	210,111	18,984	—		191,127
Intangible assets, net	447,424	44,832	—		402,592
Goodwill	354,202	—	—		354,202
Deferred tax assets	5,684	1,022	—		4,662
Other assets	11,436	148	—		11,288
Total assets	$1,550,807	$161,535	$(47,000)		$1,342,272

Liabilities and Stockholders' Equity:
Current liabilities:
Borrowings under senior credit facility	$5,625	$—	$—		$5,625
Accounts payable, trade	42,630	4,954	—		37,676
Deferred revenue	4,303	—	—		4,303
Accrued compensation	33,209	5,675	—		27,534
Accrued expenses and other current liabilities	41,038	5,872	—		35,166
Total current liabilities	126,805	16,501	—		110,304
Long-term borrowings under senior credit facility	396,250	—	—		396,250
Long-term convertible securities	215,177	—	—		215,177
Deferred tax liabilities	92,431	(9,596)	—		102,027
Other liabilities	32,045	2,657	—		29,388
Total liabilities	862,708	9,562	—		853,146

Stockholders’ Equity:
Common stock	418	—	—		418
Additional paid in capital	779,074	—	—		779,074
Treasury stock	(367,121)	—	—		(367,121)
Accumulated other comprehensive income (loss)	(47,616)	319	—		(47,935)
Retained earnings	323,344	151,654	(47,000)	(3)	124,690
Total stockholders’ equity	688,099	151,973	(47,000)		489,126
Total liabilities and stockholders’ equity	$1,550,807	$161,535	$(47,000)		$1,342,272

See accompanying notes to unaudited pro forma consolidated financial statements.

Integra LifeSciences Holdings Corporation
Unaudited Pro Forma Consolidated Financial Information

Notes to unaudited pro forma consolidated financial statements

(1)	Represents certain sales transactions and related costs of goods between Integra and SeaSpine that were previously eliminated in consolidation.
(2)	Represents interest income and interest expense on intercompany notes between Integra and SeaSpine that were previously eliminated in consolidation.
(3)	Adjustment reflects the cash distribution to SeaSpine from Integra prior to the spin-off.